UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2020

TRIPLE-S MANAGEMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-33865	66-0555678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-749-4949

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920
(Address of Principal Executive Offices and Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Class B, $1.00 par value	GTS	New York Stock Exchange (NYSE)

Item 1.01.	Entry into a Material Definitive Agreement.

On September 24, 2020, Triple-S Salud, Inc., a Puerto Rico insurance company (“Triple-S”) and managed care subsidiary of Triple-S Management Corporation (the “Company”), amended its contract (the “Amendment”) with the Puerto Rico Health Insurance Administration (“ASES,” by its Spanish acronym) for the offering of health care services for the Medicaid and Child Health Insurance subscribers for the Government of Puerto Rico’s revised Medicaid health insurance program (the “Contract”). The Company announced the entry into the Contract under Item 1.01 of a Current Report on Form 8-K dated September 27, 2018, an amendment to the Contract under Item 1.01 of a Current Report on Form 8-K dated November 6, 2019 and a further amendment to the Contract under Item 1.01 of a Current Report on Form 8-K dated November 19, 2019.

The Amendment, which is effective as of September 15, 2020, provides, among other things, for the revision of the per member per month payments made by ASES to Triple-S under the Contract retroactive to July 1, 2020, for the period which runs from July 1, 2020 to September 30, 2021. Such per member per month payments will vary depending on the particular clinical condition or category of the subscriber as set forth in the revised Attachment 11 to the Contract included as Attachment 11 to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1. In addition, the Amendment clarifies certain aspects related to the payment and identification of high-cost high-need enrollees under the Contract.

The foregoing summary of the terms and conditions of the Amendment is subject to, and qualified in its entirety by, the full text of the Amendment which will be filed with the Company’s next periodic filing under the Securities and Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) The following items are filed as exhibits to this report:

99.1 Attachment 11 to the Amendment specifying the revised per member per month rates payable to Triple-S under the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

Date: September 25, 2020	By:	/s/ Roberto García Rodríguez
Name: Roberto García Rodríguez
Title: President and CEO